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SIGNATURE PAGE TO FORM S-3 / AMENDMENT NO. 1
AUTONOMOUS TECHNOLOGIES CORPORATION

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned officers and directors of Autonomous Technologies Corporation, a Florida corporation, do hereby constitute and appoint jointly and severally, Randy W. Frey and Monty K. Allen, and each of them, the lawful attorneys and agents, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.


     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                        Capacity                           Date
-----------------------------   -----------------------------------------------  --------------
/s/ Randy W. Frey               Chief Executive Officer and Chairman of the      June 12, 1998
-----------------------------   Board
Randy W. Frey

/s/ Richard C. Capozza, Ph.D.   Director, President and Chief Operating Officer  June 12, 1998
-----------------------------
Richard C. Capozza, Ph.D.

/s/ G. Arthur Herbert           Director                                         June 12, 1998
-----------------------------
G. Arthur Herbert

/s/ Stanley Ruffett             Director                                         June 12, 1998
-----------------------------
Stanley Ruffett

/s/ Timothy Barabe              Director                                         June 12, 1998
-----------------------------
Timothy Barabe

/s/ Richard H. Keates, MD       Director                                         June 12, 1998
-----------------------------
Richard H. Keates, MD

/s/ Whitney A. McFarlin         Director                                         June 12, 1998
-----------------------------
Whitney A. McFarlin